UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ATLAS ENERGY, L.P.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Please note the following clarification to the Atlas Energy, L.P. proxy card. With respect to PROPOSAL 4: ADVISORY VOTE ON THE FREQUENCY OF SAY ON PAY VOTES, the revised proxy card now states that the board of directors of our general partner recommends you vote for a frequency of every “1 YEAR.”

•

If you have not yet voted or wish to change your vote, please complete, sign and submit the enclosed revised proxy card or submit your proxy by Internet or telephone (as described on the back of the proxy card).

•	If you have already voted and do not wish to change your vote, no action is required.

ANNUAL MEETING OF UNITHOLDERS OF

ATLAS ENERGY, L.P.

April 26, 2012

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

COMPANY NUMBER

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

ACCOUNT NUMBER

Important Notice Regarding the Availability of Proxy Materials

for the Meeting to be held on April 26, 2012:

The proxy statement and our 2011 Annual Report are available at

http://phx.corporate-ir.net/phoenix.zhtml?c=197317&p=irol-reportsAnnual

i Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. i

■	20330304000000001000 4			042612

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
						FOR	AGAINST	ABSTAIN
1. ELECTION OF CLASS I DIRECTORS: The nominees for Class I directors:				2. RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP AS THE PARTNERSHIP’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR 2012.		☐	☐	☐

		NOMINEES:				FOR	AGAINST	ABSTAIN
☐	FOR ALL NOMINEES	O Dennis A. Holtz O William G. Karis O Harvey G. Magarick		3. APPROVAL OF THE COMPENSATION OF OUR EXECUTIVE OFFICERS INCLUDING OUR COMPENSATION PRACTICES AND PRINCIPLES AND THEIR IMPLEMENTATION.		☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES				1 years	2 years	3 year	ABSTAIN
☐	FOR ALL EXCEPT (See instructions below)			4. FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION. *PLEASE SELECT ONLY ONE OPTION*	☐	☐	☐	☐

5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

This proxy, when properly executed, will be voted in the manner specified above by the named proxies. If no direction is made, this proxy will be voted FOR all nominees listed, FOR proposals 2 and 3 and 1 YEAR for proposal 4.

The undersigned hereby acknowledges receipt of the Atlas Energy, L.P. Annual Report to Unitholders, Notice of the Atlas Energy, L.P. Annual Meeting and the Proxy Statement relating thereto.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐	MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.				☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

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Note:      Please sign exactly as your name or names appear on this Proxy. When units are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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☐                         ¢

ATLAS ENERGY, L.P.

Proxy for Annual Meeting of Unitholders on April 26, 2012

Solicited on Behalf of the Board of Directors

of the General Partner

The undersigned hereby constitutes and appoints Edward E. Cohen and Matthew A. Jones, or either of them, as and for the undersigned’s proxies, each of them with the power to appoint such proxy’s substitute, and hereby authorizes them, or either of them, to vote all of the common units of Atlas Energy, L.P. held of record by the undersigned on March 30, 2012 at the Annual Meeting of Unitholders of Atlas Energy, L.P., to be held on Thursday, April 26, 2012 and at any and all adjournments thereof, as follows:

(Continued and to be signed on the reverse side.)

¢	14475 ¢